                                                                                                                       Series 1997-2
                                               Monthly Certificateholder's Statement
                                                Proffitt's Credit Card Master Trust
                                                           Series 1997-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and
Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks
    Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee
         the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.  The information with respect to Series 1997-2 is set forth below:


                  Date of the Certificate                                                       December 10, 1998
                  Monthly Period ending:                                                        November 30, 1998
                  Determination Date                                                            December 10, 1998
                  Distribution Date                                                             December 15, 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                                              General
-----------------------------------------------------------------------------------------------------------------------------------
201 Amortization Period                                                                                      No               201
202 Early Amortization Period                                                                                No               202
203 Class A Investor Amount paid in full                                                                     No               203
204 Class B Investor Amount paid in full                                                                     No               204
205 Collateral Indebtedness Amount paid in full                                                              No               205
206 Saks Incorporated is the Servicer                                                                        Yes              206

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       as of the end of prior
                                                                       as of the end of prior               the relevant
                                                                           Monthly Period                 Monthly Period
                                                                     -------------------------         ----------------------
207 Series 1997-2 Investor Amount                                    $        235,300,000      207(a)   $    235,300,000      207(b)
208    Class A Investor Amount                                       $        180,000,000      208(a)   $    180,000,000      208(b)
209    Class B Investor Amount                                       $         20,000,000      209(a)   $     20,000,000      209(b)
210    Collateral Indebtedness Amount                                $         21,000,000      210(a)   $     21,000,000      210(b)
211    Class D Investor Amount                                       $         14,300,000      211(a)   $     14,300,000      211(b)

212 Series 1997-2 Adjusted Investor Amount                           $        235,300,000      212(a)   $    235,300,000      212(b)
213    Class A Adjusted Investor Amount                              $        180,000,000      213(a)   $    180,000,000      213(b)
214       Principal Account Balance                                  $                 -       214(a)   $             -       214(b)
215    Class B Adjusted Investor Amount                              $         20,000,000      215(a)   $     20,000,000      215(b)

216    Class A Certificate Rate                                                                              6.50%            216
217    Class B Certificate Rate                                                                              6.69%            217
218    Collateral Indebtedness Interest Rate                                                               5.87781%           218
219    Class D Certificate Rate                                                                            6.15281%           219
220 Weighted average interest rate for Series 1997-2                                                         6.44%            220

                                                                                                            as of the end of
                                                                     as of the end of prior                    the relevant
                                                                         Monthly Period                      Monthly Period
                                                                     ----------------------                 ----------------

221 Series 1997-2 Investor Percentage with respect to                            33.68%        221(a)             31.11%      221(b)
    Finance Charge Receivables
222    Class A                                                                   25.76%        222(a)             23.80%      222(b)
223    Class B                                                                    2.86%        223(a)              2.64%      223(b)
224    Collateral Indebtedness Amount                                             3.01%        224(a)              2.78%      224(b)
225    Class D                                                                    2.05%        225(a)              1.89%      225(b)

226 Series 1997-2 Investor Percentage with respect to                             33.68%       226(a)             31.11%      226(b)
    Principal Receivables
227    Class A                                                                   25.76%        227(a)             23.80%      227(b)
228    Class B                                                                    2.86%        228(a)              2.64%      228(b)
229    Collateral Indebtedness Amount                                             3.01%        229(a)              2.78%      229(b)
230    Class D                                                                    2.05%        230(a)              1.89%      230(b)

231 Series 1997-2 Investor Percentage with respect                               33.68%        231(a)             31.11%      231(b)
    to Allocable Amounts
232    Class A                                                                   25.76%        232(a)             23.80%      232(b)
233    Class B                                                                    2.86%        233(a)              2.64%      233(b)
234    Collateral Indebtedness Amount                                             3.01%        234(a)              2.78%      234(b)
235    Class D                                                                    2.05%        235(a)              1.89%      235(b)

-----------------------------------------------------------------------------------------------------------------------------------
                                               Series 1997-2 Investor Distributions
-----------------------------------------------------------------------------------------------------------------------------------

236 The sum of the daily allocations of collections
    of Principal Receivables for the relevant Monthly Period                                            $             -       236
237    Class A distribution of collections of Principal
       Receivables per $1,000 of original principal amount                                              $             -       237



                                                                   Series 1997-2


238    Class B distribution of collections of Principal
       Receivables per $1,000 of original principal amount                                              $             -       238
239    Collateral Indebtedness Amount distribution of collections
       of Principal Receivables per $1,000 of original principal amount                                 $             -       239
240    Class D distribution of collections of Principal Receivables
       per $1,000 of original principal amount                                                          $             -       240
241    Class A distribution attributable to interest per $1,000 of
       original principal amount                                                                        $          5.42       241
242    Class B distribution attributable to interest per $1,000
       of original principal amount                                                                     $          5.58       242
243    Collateral Indebtedness Amount distribution attributable
       to interest per $1,000 of original principal amount                                              $          4.73       243
244    Class D distribution attributable to interest
       per $1,000 of original principal amount                                                          $             -       244
245 Monthly Servicing Fee for the next succeeding
    Distribution Date per $1,000 of original principal amount                                           $          1.67       245

-----------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1997-2
------------------------------------------------------------------------------------------------------------------------------------

246 Series allocation of collections of Principal Receivables                                           $    45,112,359       246
247    Class A                                                                                          $    34,510,092       247
248    Class B                                                                                          $     3,834,455       248
249    Collateral Indebtedness Amount                                                                   $     4,026,177       249
250    Class D                                                                                          $     2,741,635       250

251 Series allocation of collections of Finance Charge Receivables                                      $     4,745,281       251
252    Class A                                                                                          $     3,630,049       252
253    Class B                                                                                          $       403,339       253
254    Collateral Indebtedness Amount                                                                   $       423,506       254
255    Class D                                                                                          $       288,387       255

    Available Funds
    ---------------
256 Class A Available Funds                                                                             $     3,630,049       256
       The amount to be withdrawn from the Reserve Account to be included in                            $             -       257
257  Class A Available funds
258    Principal Investment Proceeds to be included in Class A Available Funds                          $             -       258
259    The amount of investment earnings on amounts held in the Reserve
     Account to be included in Class A Available funds                                                  $             -       259

260 Class B Available Funds                                                                             $       403,339       260
261    The amount to be withdrawn from the Reserve Account to be included
       in Class B Available funds                                                                       $             -       261
262    Principal Investment Proceeds to be included in Class B Available Funds                          $             -       262
263    The amount of investment earnings on amounts held in the Reserve
       Account to be included in Class B Available funds                                                $             -       263

264 Collateral Available Funds                                                                          $       423,506       264

265 Class D Available Funds                                                                             $       288,387       265

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
-----------------------------------------------------------------------------------------------------------------------------------

    Class A
    -------
266 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
    Distribution Date                                                                                   $       975,000       266
267 If Saks Incorporated is no longer the Servicer, an amount
    equal to Class A Servicing fee for the related Distribution Date                                    $             -       267
268 Class A Allocable Amount                                                                            $       634,874       268
269 An amount to be included in the Excess Spread                                                       $     2,020,176       269

    Class B
    -------
270 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts
    that were due but not paid on a prior Distribution Date                                             $       111,500       270
271 If Saks Incorporated is no longer the Servicer, an amount equal
    to Class B Servicing fee for the related Distribution Date                                          $             -       271



                                                                                                                       Series 1997-2


272 An amount to be included in the Excess Spread                                                       $      291,839        272

    Collateral
    ----------
273 If Saks Incorporated is no longer the Servicer, an amount equal to
    Collateral Servicing fee for the related Distribution Date                                          $            -        273
274 An amount to be included in the Excess Spread                                                       $      423,506        274

    Class D
    -------
275 If Saks Incorporated is no longer the Servicer, an amount equal to
    Class D Servicing fee for the related Distribution Date                                             $            -        275
276 An amount to be included in the Excess Spread                                                       $      288,387        276

277 Available Excess Spread                                                                             $    3,023,908        277
278 Available Shared Excess Finance Charge Collections                                                  $            -        278
279 Total Cash Flow available for 1997-2 waterfall                                                      $    3,023,908        279

280 Class A Required Amount is to be used to fund any deficiency
    in line266, line267 and line268                                                                     $            -        280
281 The aggregate amount of Class A Investor Charge Offs
     which have not been previously reimbursed                                                          $            -        281
282 Class B Required Amount to the extent attributable to line270, and line271                          $            -        282
283 Class B Allocable Amount                                                                            $       70,542        283
284 Any remaining portion of the Class B Required Amount                                                $            -        284
285 An amount equal to any unreimbursed reductions of the Class B
    Investor Amount, if any, due to: (i) Class B Investor Charge Offs;
    (ii) Reallocated Principal Collections; (iii) reallocations of
    the Class B Investor Amount to the Class A Investor Amount                                          $            -        285
286 Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly Interest previously due but not paid
    to the Collateral Indebtedness Holder plus Collateral Additional Interest                           $       99,433        286
287 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
    Fee due for the relevant Monthly Period and not paid above                                          $      368,333        287
288 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
    due but not distributed to the Servicer for prior Monthly Periods                                   $            -        288
289 Collateral Allocable Amount                                                                         $       74,069        289
290 Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
    (iii) reallocations of the CIA to the Class A or Class B Investor Amount                            $            -        290
291 The excess, if any, of the Required Cash Collateral Amount over the
    Available Collateral Amount                                                                         $            -        291
292 An amount equal to Class D Monthly Interest due but not paid to the Class D
    Certificateholders plus Class D Additional Interest                                                 $       70,877        292
293 Class D Servicing Fee due for the relevant Monthly Period and not paid above                        $       23,833        293
294 Class D Servicing Fee due but not distributed to the Servicer for prior Monthly Periods             $            -        294
295 Class D Allocable Amount                                                                            $       50,437        295
296 Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated
    Principal Collections; (iii) reallocations of the Class D Investor Amount to
    the Class A or Class B Investor Amount or CIA                                                       $            -        296
297 Aggregate amount of any other amounts due to
    the Collateral Indebtedness Holder pursuant to the Loan Agreement                                   $            -        297
298 Excess, if any, of the Required Reserve Account Amount over the amount on
    deposit in the Reserve Account                                                                      $            -        298
299 Shared Excess Finance Charge Collections                                                            $    2,266,384        299

------------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
------------------------------------------------------------------------------------------------------------------------------------

300 Class A Monthly Principal (the least of line#301, line#302 and line#208)                            $            -        300
301    Available Principal Collections held in the Collection Account                                   $   45,112,359        301
302    Class A Accumulation Amount                                                                      $            -        302

303 Class B Monthly Principal (the least of line#304, line#305 and line#209)
    (distributable only after payout of Class A)                                                        $            -        303
304    Available Principal Collections held in the Collection Account
       less portion of such Collections applied to Class A Monthly Principal                            $   45,112,359        304
305    Class B Accumulation Amount                                                                      $            -        305



                                                                                                                      Series 1997-2

306 Collateral Monthly Principal (prior to payout of Class B)
    (the least of line#307 and line#308)                                                                $            -        306
307    Available Principal Collections held in the Collection
       Account less portion of such Collections applied to Class A and
       Class B Monthly Principal                                                                        $   45,112,359        307
308    Enhancement Surplus                                                                              $            -        308

309 Class D Monthly Principal                                                                           $            -        309
310    Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A,
       Class B or collateral Monthly Principal                                                          $   45,112,359        310

------------------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
------------------------------------------------------------------------------------------------------------------------------------

311 Available Enhancement Amount                                                                        $   35,300,000        311
312    Amount on Deposit in the Cash Collateral Account                                                 $            -        312

------------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
-----------------------------------------------------------------------------------------------------------------------------------

313 Reallocated Principal Collections                                                                   $            -        313
314    Class D Principal Collections (to the extent needed to fund Required Amounts)                    $            -        314
315    Collateral Principal Collections (to the extent needed to fund Required Amounts)                 $            -        315
316    Class B Principal Collections (to the extent needed to fund Required Amounts)                    $            -        316

------------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             %                                 Amount
                                                                     -----------------                  --------------------
317 Series 1997-2 Default Amount                                           33.68%        317(a)         $      829,921        317(b)
318 Class A Investor Default Amount                                        25.76%        318(a)         $      634,874        318(b)
319 Class B Investor Default Amount                                         2.86%        319(a)         $       70,542        319(b)
320 Collateral Default Amount                                               3.01%        320(a)         $       74,069        320(b)
321 Class D Investor Default Amount                                         2.05%        321(a)         $       50,437        321(b)

322 Series 1997-2 Adjustment Amount                                                                     $            -        322
323 Class A Adjustment Amount                                                                           $            -        323
324 Class B Adjustment Amount                                                                           $            -        324
325 Collateral Adjustment Amount                                                                        $            -        325
326 Class D Adjustment Amount                                                                           $            -        326

327 Series 1997-2 Allocable Amount                                                                      $      829,921        327
328    Class A Allocable Amount                                                                         $      634,874        328
329    Class B Allocable Amount                                                                         $       70,542        329
330    Collateral Allocable Amount                                                                      $       74,069        330
331    Class D Allocable Amount                                                                         $       50,437        331

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
-----------------------------------------------------------------------------------------------------------------------------------

332 Class A Required Amount                                                                             $            -        332
333    Class A Monthly Interest for current Distribution Date                                           $      975,000        333
334    Class A Monthly Interest previously due but not paid                                             $            -        334
335    Class A Additional Interest for prior Monthly Period or previously due but not paid              $            -        335
336    Class A Allocable Amount for current Distribution Date                                           $            -        336
337    Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $            -        337

338 Class B Required Amount                                                                             $            -        338
339    Class B Monthly Interest for current Distribution Date                                           $      111,500        339
340    Class B Monthly Interest previously due but not paid                                             $            -        340
341    Class B Additional Interest for prior Monthly Period or previously due but not paid              $            -        341
342    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $            -        342
343   Excess of Class B Allocable Amount over funds available to make payments                          $            -        343

344 Collateral Required Amount                                                                          $            -        344
345    Collateral Monthly Interest for current Distribution Date                                        $       99,433        345
346    Collateral Monthly Interest previously due but not paid                                          $            -        346
347    Collateral Additional Interest for prior Monthly Period or previously due but not paid           $            -        347




                                                                   Series 1997-2


348   Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                         $            -        348
349   Excess of Collateral Allocable Amount over funds available to make payments                       $            -        349

------------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
-----------------------------------------------------------------------------------------------------------------------------------

    Class A
    -------
350 Class A Investor Amount reduction                                                                   $            -        350
351    Class A Investor Charge Off                                                                      $            -        351
352    Reductions of the Class A Investor Amount                                                        $            -        352
    Class B
    -------
353 Class B Investor Amount reduction                                                                   $            -        353
354    Class B Investor Charge Off                                                                      $            -        354
355    Reductions of the Class B Investor Amount                                                        $            -        355
356    Reallocated Principal Collections applied to Class A                                             $            -        356
    Collateral
    ----------
357 Collateral Indebtedness Amount reduction                                                            $            -        357
358    Collateral Indebtedness Amount Charge Off                                                        $            -        358
359    Reductions of the Collateral Indebtedness Amount                                                 $            -        359
360    Reallocated Principal Collections applied to Class B                                             $            -        360
    Class D
    -------
361 Class D Investor Amount reduction                                                                   $            -        361
362    Class D Investor Charge Off                                                                      $            -        362
363    Reductions of the Class D Investor Amount                                                        $            -        363
364    Reallocated Principal Collections applied to Collateral Indebtedness Amount                      $            -        364

------------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
------------------------------------------------------------------------------------------------------------------------------------

365 Series 1997-2 Servicing Fee                                                                         $      392,167        365
366    Class A Servicing Fee                                                                            $      300,000        366
367    Class B Servicing Fee                                                                            $       33,333        367
368    Collateral Servicing Fee                                                                         $       35,000        368
369    Class D Servicing Fee                                                                            $       23,833        369

------------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
-----------------------------------------------------------------------------------------------------------------------------------

370 Required Reserve Account Amount (if applicable)                                                              N/A          370
371 Reserve Account Reinvestment Rate (if applicable)                                                            N/A          371
372 Reserve Account balance                                                                             $            -        372

373 Accumulation Period Length                                                                                 12 months      373


    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of
    December, 1998.

    Saks Incorporated,
    as Servicer

    By /s/ James S. Scully
       -------------------
    Name:  James S. Scully
    Title: Vice President and Treasurer

                                                            Page 5 of 5